UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                         April 1, 2008 (March 26, 2008)

                               ANTS SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)

           Delaware                 000-16299                13-3054685
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 (State or other jurisdiction      (Commission            (I.R.S. Employer
        of incorporation)          File Number)          Identification No.)

   700 Airport Blvd. Suite 300, Burlingame, CA            94010
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    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (650) 931-0500


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 1.01.   Entry into a Material Definitive Agreement


     On March 26, 2008, the Board of Directors of the Company approved repricing of certain stock options for employees and consultants, as agreed upon with those individuals in light of the Company's overall compensation goals. The repricing of certain stock options and forfeiture of certain stock options for certain officers is as follows.

     Chief Executive Officer Joseph Kozak forfeited 250,000 shares underlying an option, and 750,000 shares underlying options were repriced to $0.87 per share, the closing price on the date of the Board's action.

     Chief Financial Officer Kenneth Ruotolo forfeited 138,500 shares underlying an option, and 375,500 shares underlying options were repriced to $0.87 per share, the closing price on the date of the Board's action. 40,000 shares underlying Mr. Ruotolo's options were not affected by the Board's action.

     Chief Scientist Clifford Hersh forfeited 88,500 shares underlying an option, and 225,500 shares underlying options were repriced to $0.87 per share, the closing price on the date of the Board's action. 40,000 shares underlying Mr. Hersh's options were not affected by the Board's action.

     Vice President of Research and Development Jeffrey Spirn forfeited 75,000 shares underlying an option, and 185,000 shares underlying options were repriced to $0.87 per share, the closing price on the date of the Board's action. 40,000 shares underlying Mr. Spirn's options were not affected by the Board's action.

     On March 31, 2008, the Board of Directors of the Company approved repricing of certain stock options and warrants and the forfeiture of certain stock options and warrants for individual directors as follows.

     Director Craig L. Campbell forfeited 12,500 shares underlying an option, and 37,500 shares underlying options were repriced to $0.94 per share, the closing price on the date of the Board's action.

     Director John R. Gaulding forfeited 93,125 shares underlying a warrant, and 279,375 shares underlying options and warrants were repriced to $0.94 per share, the closing price on the date of the Board's action.

     Director Thomas Holt forfeited 105,625 shares underlying an option, and 316,875 shares underlying options and warrants were repriced to $0.94 per share, the closing price on the date of the Board's action.

     Director Robert T. Jett forfeited 25,000 shares underlying an option, and 75,000 shares underlying options were repriced to $0.94 per share, the closing price on the date of the Board's action.

     Director Ari Kaplan forfeited 93,542 shares underlying an option, and 280,625 shares underlying options were repriced to $0.94 per share, the closing price on the date of the Board's action.

     Director Robert H. Kite forfeited 61,250 shares underlying a warrant, and 183,750 shares underlying warrants were repriced to $0.94 per share, the closing price on the date of the Board's action.

     Director Francis K. Ruotolo forfeited 250,625 shares underlying an option, and 711,875 shares underlying options were repriced to $0.94 per share, the closing price on the date of the Board's action. 40,000 shares underlying Mr. Ruotolo's options were not affected by the Board's action.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ANTs software inc.

Date:  April 1, 2008         By:       /s/   Kenneth Ruotolo
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                                       Kenneth Ruotolo, Chief Financial Officer